UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 1, 2019
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2160 Gold Street
San Jose, California 95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	TIVO	The Nasdaq Stock Market LLC

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers

On May 1, 2019, the stockholders of TiVo Corporation (the “Company” or “TiVo”) approved the Company’s 2008 Amended Equity Incentive Plan, which, among other things, increases the aggregate number of shares of common stock authorized for issuance under the Plan by 5,000,000.  A summary of the Company’s 2008 Amended Equity Incentive Plan is set forth in the Company’s definitive proxy statement (“Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on March 15, 2019.

ITEM 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on May 1, 2019 (the “Annual Meeting”). Set forth below are the proposals voted upon at the Annual Meeting, along with the final number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal 1 - To elect six directors to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

	Final Voting Results
Nominees	For	Against	Abstain
Alan L. Earhart	100,828,720	1,732,757	86,282
Eddy W. Hartenstein	93,531,397	9,030,153	86,209
James E. Meyer	75,955,121	26,622,057	70,581
Daniel Moloney	101,242,670	1,334,183	70,906
Raghavendra Rau	101,203,070	1,280,321	74,368
Glenn W. Welling	101,019,463	1,556,619	71,677

In addition, there were 15,415,089 broker non-votes on Proposal 1. Based on the final voting results reported for Proposal 1, the following nominees were elected as directors at the Annual Meeting, each to serve until the 2020 Annual Meeting of Stockholders and until his successor is elected and qualified: Alan L. Earhart; Eddy W. Hartenstein; James E. Meyer; Daniel Moloney; Raghavendra Rau; and Glenn W. Welling.

Proposal 2 - To approve, the Company’s 2008 Amended Equity Incentive Plan, as disclosed in the Proxy Statement:

Final Voting Results
For	Against	Abstain
99,670,617	2,844,148	132,994

There were 15,415,089 broker non-votes on Proposal 2. Based on the final voting results reported for Proposal 2, the stockholders approved the Company’s 2008 Amended Equity Incentive Plan, as disclosed in the Proxy Statement.

Proposal 3 - To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as TiVo’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

Final Voting Results
For	Against	Abstain
116,260,131	1,628,393	174,324

There were no broker non-votes on Proposal 3. Based on the final voting results reported for Proposal 3, the stockholders ratified the selection, by the audit committee of the Company’s board of directors, of Ernst & Young LLP as TiVo’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal 4 - To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Final Voting Results
For	Against	Abstain
68,905,372	33,491,300	251,087

There were 15,415,089 broker non-votes on Proposal 4. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	By:	/s/ Pamela Sergeeff
May 3, 2019		Pamela Sergeeff
EVP & General Counsel